                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) November 6, 2003


                                     0-13063
                            (Commission File Number)


                         ------------------------------


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                                                81-0422894
(State of Incorporation)                                     (IRS Employer
                                                          Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On November 6, 2003, the Company acquired IGT OnLine Entertainment Systems, Inc. ("OES") from International Game Technology. The purchase price was $143 million in cash, subject to closing adjustments. OES operates on-line lottery systems in seven states and the Caribbean, and supports systems sold to customers in Korea, Norway, Switzerland and Shanghai. The acquisition also included OES's Advanced Gaming System (AGS) video system contracts in six jurisdictions throughout the world, certain intellectual property and an exclusive license to specific IGT slot brands for both instant and on-line games.

       In connection with the acquisition of OES, Scientific Games amended and restated the credit agreement governing the Company's senior credit facility to, among other things, increase the revolving credit facility by $25.0 million to $75.0 million and provide for a $462.8 million Term C Loan, of which $287.8 million was used to repay in full the existing Term B Loan, $143.0 million was used to pay the purchase price for OES, and the balance is available for general corporate purposes.

       Upon consummation of the acquisition, the Company changed the name of OES to Scientific Games Online Entertainment Systems, Inc.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)    Financial Statements of Business Acquired

       It is impracticable to provide the required financial statements of OES at this time. The required financial statements, if any, will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

      (b)    Pro Forma Financial Information

       It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information, if any, will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

      (c)    Exhibits

      Exhibit
      Number                         Description
      ------

       2.1 Stock Purchase Agreement, dated as of September 11, 2003, among Powerhouse Technologies, Inc., IGT OnLine Entertainment Systems, Inc. and the Company (the "Stock Purchase Agreement").

       2.2    List of Omitted Schedules to the Stock Purchase Agreement.

       10.1 Amended and Restated Credit Agreement, dated as of November 6, 2003, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner, Deutsche Bank Securities Inc. and Credit Suisse
              First Boston, as co-arrangers and co-documentation agents, Bear Stearns Corporate Lending Inc., as syndication agent, and The Bank of New York, as administrative agent.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Scientific Games Corporation

                                       By:  /s/ Martin E. Schloss
                                            --------------------------------
                                            Martin E. Schloss
                                            Vice President and General Counsel


       Date: November 13, 2003

                                Index to Exhibits

Exhibit
Number                             Description
-------                            -----------

2.1 Stock Purchase Agreement, dated as of September 11, 2003, among Powerhouse Technologies, Inc., IGT OnLine Entertainment Systems, Inc. and the Company (the "Stock Purchase Agreement").

2.2         List of Omitted Schedules to the Stock Purchase Agreement.


10.1 Amended and Restated Credit Agreement, dated as of November 6, 2003, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner, Deutsche Bank Securities Inc. and Credit Suisse First Boston, as co-arrangers and co-documentation agents, Bear Stearns Corporate Lending Inc., as syndication agent, and The Bank of New York, as administrative agent.